Exhibit 10.1

AMENDMENT NO. 3 TO

AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT

EFFECTIVE DATE:             December 14, 2006

PARTIES:

Christopher & Banks Corporation	(“Company”)
Joseph E. Pennington	(“Executive”)

WHEREAS, the Company and Executive are parties to an existing Amended and Restated Executive Employment Agreement dated March 1, 2002, as amended by Amendment No. 1 dated September 22, 2005 and Amendment No. 2 April 5, 2006 (hereinafter referred to collectively as “Executive Employment Agreement”); and

WHEREAS, the Company and Executive desire to amend the Executive Employment Agreement in connection with Executive’s desire to resign his position as Chief Executive Officer as of the close of business on December 31, 2006.

NOW, THEREFORE, the Company and Executive agree that as of the Effective Date written above the following amendments shall be made a part of the Executive Employment Agreement:

1.             All references in the Executive Employment Agreement to “February 28, 2007” shall be deleted and replaced with “December 31, 2006.”

2.             Notwithstanding anything in the Executive Employment Agreement to the contrary, effective as of the close of business on December 31, 2006, Executive resigns from his position as Chief Executive Officer, and the Company hereby accepts this resignation.  It is agreed that effective as of the close of business on December 31, 2006, Executive has no further privileges, duties or obligations in such capacity.

3.             Notwithstanding anything herein or in the Executive Employment Agreement to the contrary, Executive’s base salary with the Company as of December 31, 2006 shall continue in effect until February 28, 2007.

4.             Notwithstanding anything herein or in the Executive Employment Agreement to the contrary, Executive shall remain employed by the Company through February 28, 2007 in an advisory role.

5.             Notwithstanding anything herein or in the Executive Employment Agreement to the contrary, Executive shall remain on the Company’s Board of Directors until the close of business on December 31, 2006, at which time Executive shall resign from the Board.

6.             Executive’s employment with the Company under the Employment Continuation Agreement dated September 22, 2005, as amended on April 5, 2006, shall commence as scheduled on March 1, 2007.

This Amendment No. 3 shall be attached to and be a part of the Executive Employment Agreement between Christopher & Banks Corporation and Joseph E. Pennington.

Except as set forth herein, the Executive Employment Agreement shall remain in full force without modification.

In consideration of the mutual covenants contained herein, the parties have executed this Amendment No. 3 effective as of the date and year above written.

CHRISTOPHER & BANKS CORPORATION		JOSEPH E. PENNINGTON

	/s/ Larry C. Barenbaum	/s/ Joseph E. Pennington
By:	Larry C. Barenbaum	Joseph E. Pennington
Its:	Chairman